Supplement dated March 7, 1997 to
Prospectus dated October 24, 1996 of


Flagship Utility Income Fund(
a series of Flagship Admiral Funds Inc.

Effective January 1, 1997, The John Nuveen Company acquired Flagship
Resources, Inc.   As part of that transaction, the obligations and rights
of Flagship Financial Inc. under its investment advisory agreement with the Flagship Utility Income Fund (the "Fund") were assigned to Nuveen Advisory Corp., and John Nuveen & Co. Incorporated became the Distributor of the Fund's shares. Effective February 1, 1997, the custodian of the Fund's assets also was changed from State Street Bank and Trust Company to The Chase Manhattan Bank.

Effective February 3, 1997, the Fund implemented several changes that conformed its pricing and features to those of the other funds in the
Nuveen family of funds.   The annual distribution fees for Class A were
eliminated and for Class C shares were lowered from .75% to .55%.

The following enhancements and changes to the services of the fund have been implemented:


1. Under "How to Buy Shares" after the "Purchase by Check" section on
p. 7, add the following section, to be headed "Fund Direct - Electronic Funds Transfer":

"You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account application. If you need additional copies of the form, or would like assistance in completing it, contact your financial adviser or call Nuveen at (800) 225-8530. You may request Fund Direct transfers to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

"If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly to your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service."


2. The "Automatic Investment Plan" (p. 7) is now called the "Systematic Investment Plan," and the following text replaces the current description:

"Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see Fund Direct above), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800)225-8530."

3.  Under "Reduced Sales Charges" on pp. 8-9:

The sub-section headed "1. Cumulative Purchase Discount (Class A Shares only)" is amended to now read:

"You may qualify for a reduced sales charge on a purchase of Class A
Shares of the Fund, if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen
Mutual Fund, or units of a Nuveen unit trust, on which an up front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge."

The sub-section headed  "5.   Redemptions from Unrelated Funds" is
amended to now read:

"Shares of the Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption (within sixty days of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges, or is no longer subject to a CDSC.

And a new sub-section 8 is added, to be headed "Reinvestment from Nuveen UITs", the text of which reads:

"Class A Shares may be purchased at net asset value by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases."


4. Under "How to Redeem Shares," "Other Redemption Methods" on pp. 9-10, replace the second and third sentences with "You may also have redemption proceeds sent electronically to your pre-designated bank account. See 'Fund Direct - Electronic Funds Transfer' above for details."


5. Under "How to Redeem Shares," "Signature Guarantee" on p. 10, replace the text with:

"Boston Financial may require a signature guarantee on certain written transactions. Signature guarantees can be obtained from a bank or brokerage, or other financial intermediary that is a member of an Approved Medallion Guarantee Program, or that is otherwise approved by the fund. You should verify with the institution that they are an acceptable guarantor prior to signing."


6. Under "Systematic Withdrawal Plan" on p. 11, the first sentence is replaced with:

"Accounts with a value of greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly, quarterly, semiannual, or annual checks for $50 or more as specified by the shareholder."


7. Under "Distributions and Yield," "Dividend Payment Options" on p. 13, replace the text with:

"The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record, or reinvested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser, or call Nuveen at (800) 225-8530."